Exhibit 10.24



                            STOCK PURCHASE AGREEMENT

          STOCK PURCHASE AGREEMENT (the "Agreement") dated as of June , 1996 by and among FAMILY BARGAIN CORPORATION, a Delaware corporation (the "Seller"), and MORGANA HOLDINGS INC., a Panama corporation and L'ANCRESSE HOLDINGS LTD., a Gibraltar corporation (each a "Buyer" and collectively, the "Buyers"):
                              --------

                              W I T N E S S E T H:
                              - - - - - - - - - --

          WHEREAS, pursuant to that certain Final Judgment dated January 30, 1996 of the District Court of Harris County, Texas, 295th Judicial District (the "Final Judgment"), the Seller has issued 153,846 shares of its Series A 9 1/2 %
 -----
Cumulative Convertible Preferred Stock, par value $.01 per share (collectively, the "Purchased Shares") in order to secure the recovery of an award (the
     ---------
"Obligation") granted to Joel Mandel, et al., the plaintiffs therein:

          WHEREAS, the Purchased Shares are to be held in escrow by Wynne & Maney, as Trustee (the "Escrow Agent") until such time as the Obligation shall
                        ------
be satisfied in full; and

          WHEREAS, Seller desires to sell and Buyers desire to purchase the Purchased Shares on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and other agreements contained herein, the parties hereby agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE; CLOSING

          SECTION 1.1 Purchase and Sale of Purchased Shares. Subject to the
                      -------------------------------------
terms and conditions set forth herein, Seller agrees to sell, transfer and deliver to each Buyer and, and each Buyer agrees to purchase, acquire and accept from Seller the total number of Purchased Shares as specified opposite such Buyer's name on the Schedule of Buyers attached hereto as Exhibit A.
                                                          ----------

          SECTION 1.2 Consideration. Subject to the terms and conditions set
                      --------------
forth herein, the purchase price (the "Purchase Price") payable by each Buyer
                                       --------
for the Purchased Shares shall be $5.25 per share, for a total Purchase Price in the aggregate sum of $807,691.50. Such Purchase Price shall be payable on the Closing Date (as hereinafter defined) to Seller by wire transfer, in immediately available funds, provided, however, that while the Obligation remains
                 -----------------
outstanding, the Purchase Price shall be paid to the Escrow Agent in accordance with the terms and provisions of the Final Judgment.

          SECTION 1.3 Closing. The closing (the "Closing") of the purchase and
                      -------
sale of the Purchased Shares hereunder shall take place at the offices of Baer Marks & Upham, 805 Third Avenue, New York, New York at 10:00 a.m., local time, on a date mutually agreeable to the parties hereto but no later than September 30, 1996 (the time and date of the Closing being hereinafter called the "Closing
                                                                         -------
Date").

                                   ARTICLE II

                      REPRESENTATIONS AND WARRANTIES OF SELLER

                    Seller represents and warrants to Buyers that:

          SECTION 2.1 Corporate Existence and Power. Seller is a corporation
                      -----------------------------
duly organized, validly existing and good standing under the laws of its state of incorporation and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 2.2 Status of and Title to the Purchased Shares. The Purchased
                      -------------------------------------------
Shares owned by Seller are, and at Closing Buyer will acquire title to the Purchased Shares, free and clear of any liens, encumbrances and other adverse claims and subject to no restrictions on transferability other than restrictions imposed by (a) the 1933 Act, (b) applicable state securities laws, and (c) Sections 4.2 and 4.4 herein.

          SECTION 2.3 Authority Relative to this Agreement. Seller has full
                      ------------------------------------
power, capacity and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby (the "Contemplated
                                                      ------------
Transactions"). The execution and delivery of this Agreement and the consummation of the Contemplated Transactions have been duly and validly authorized by Seller and no other proceedings on the part of Seller is necessary to authorize the execution and delivery by Seller of this Agreement or the consummation of the Contemplated Transactions. This Agreement has been duly and validly executed and delivered by Seller, and (assuming the valid execution and delivery of this Agreement by the other parties hereto) constitutes the legal, valid and binding agreement of Seller enforceable against Seller in accordance with its terms except as such obligations and their enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

          SECTION 2.4 No Conflicts; Consents. Neither the execution, delivery
                      ----------------------
and performance by Seller of this Agreement nor the consummation of the Contemplated Transactions by Seller will (i) violate any provision of the Certificate of Incorporation or Bylaws of Seller, (ii) require Seller to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any governmental body or any other Person (as defined below); (iii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, or otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default (by way of substitution, novation or otherwise) under, any material contract or agreement, to which Seller is a party or by or to which it may be bound or subject, or result in the creation of any lien upon the Purchased Shares pursuant to the terms of any such contract; or (iv) violate any law, order or permit of any governmental body against, or binding upon, Seller. As used in this Agreement, the term "Person" shall mean any individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity including a government or political subdivision or any agency or instrumentality thereof.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF BUYERS

               Each Buyer, severally for itself only, represents and warrants to Seller that:

          SECTION 3.1 Corporate Existence and Power. It is a corporation duly
                      -----------------------------
organized, validly existing and in good standing under the laws of the country in which it is incorporated and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 3.2 Acquisition for Investment. It is acquiring the Purchased
                      --------------------------
Shares for its own account and not with a present intention to make any sale, disposition,



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



distribution or other transfer of the Purchased Shares in a manner that will violate any applicable securities laws and understands that the Purchased Shares have not been registered under the 1933 Act or under the securities laws of any state. The offer by Seller to sell the Purchased Shares was directly communicated to such Buyer in such a manner that it had the opportunity to ask questions and receive answers concerning Seller that it has deemed necessary and advisable for purposes of determining whether or not to purchase the Purchased Shares which it is acquiring hereunder. Such Buyer, together with its investment advisors, if any, is sophisticated in financial matters and is able to evaluate the risks and benefits of its investment in the Purchased Shares. Such Buyer acknowledges that it has evaluated the risks and merits of its investment in the Purchased Shares solely with respect to its own interests.

          SECTION 3.3 Authority Relative to This Agreement. It has full
                      ------------------------------------
corporate power and authority to execute and deliver this Agreement and to consummate the Contemplated Transactions. The execution and delivery of this Agreement and the consummation of the Contemplated Transactions have been duly and validly authorized and approved by the Board of Directors of such Buyer and no other corporate proceedings on the part of such Buyer is necessary to authorize this Agreement or the Contemplated Transactions. This Agreement has been duly and validly executed and delivered by such Buyer and (assuming the valid execution and delivery of this Agreement by the other parties hereto) constitutes the valid and binding agreement of such Buyer, enforceable against such Buyer in accordance with its terms, except as such obligations and their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought (whether in law or at equity).

          SECTION 3.4 No Conflicts; Consents. The execution, delivery and
                      ----------------------
performance of this Agreement by such Buyer and the consummation of the Contemplated Transactions will not (i) violate any provision of the Certificate of Incorporation, By-laws or other constituent documents of such Buyer; (ii) require such Buyer to obtain any consent, approval or action of, or make any filing with or give any notice to, any governmental body or any other Person
(iii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of. or otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default (by way of substitution, novation or otherwise) under any material contract or agreement to which such Buyer is a party or by or to which it or any of its assets may be bound or subject, or result in the creation of any lien upon the assets of such Buyer; or (iv) violate any law, order or permit of any governmental body against, or binding upon, such Buyer.

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                                   ARTICLE IV

                            COVENANTS AND AGREEMENTS

          SECTION 4.1    Efforts to Consummate. Subject to the terms and
                         ---------------------
conditions herein provided, each party hereto, without payment or further consideration, shall use its reasonable, good faith efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable under applicable laws, permits and orders to consummate and make effective, as soon as reasonably practicable, the Contemplated Transactions, and each party hereto shall cooperate with the other in all of the foregoing.

          SECTION 4.2 Restrictions on Transferability. Each Buyer agrees that
                      -------------------------------
during the two (2) year period commencing on the Closing Date it shall not sell, assign, transfer or otherwise dispose or pledge, hypothecate, grant a security interest in or otherwise encumber the Purchased Shares without the prior written approval of Seller.

          SECTION 4.3 Expenses. Except as otherwise specifically provided
                      --------
herein, Buyers and Seller shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the Contemplated Transactions.

          SECTION 4.4 Exchange Offer. (a) Buyers acknowledge that subsequent to
                      --------------
the execution of this Agreement, Seller may effect an exchange offer (the "Exchange Offer") to the holders of its Series A 91/2% Cumulative Convertible
 --------
Preferred Stock (the "Preferred Stock"). Each Buyer hereby covenants and agrees
                      ---------
that in the event that the Exchange Offer is made (i) prior to the Closing Date, it shall consummate the intent of this Agreement by purchasing, in lieu of the Purchased Shares, those securities which each Buyer would have received in the Exchange Offer in exchange for the Purchased Shares had it consummated the purchase of the Purchased Shares prior to the Exchange Offer or (ii) subsequent to the Closing Date, it shall exchange the Purchased Shares in accordance with the terms and conditions of the Exchange Offer.

     (b)  Buyers acknowledge and agree that the covenants set forth in Section
4.4 are a material inducement to the Seller agreeing to enter into this Agreement and that any breach by either Buyer of such covenants may cause Seller irreparable injury for which there is no adequate remedy at law. Accordingly, Buyers expressly agree that in the event of any such breach by either Buyer, or any threatened breach hereunder by either Buyer, Seller shall be entitled, in addition to any and all other remedies available, to seek and obtain injunctive relief and/or other equitable relief to require specific performance of or prevent a breach under Section 4.4 of this Agreement, without proof of any actual damages that have been or may be caused by such actual or threatened breach. Such right to an injunctive and/or other equitable relief shall be cumulative and in addition to, and not in limitation of, any other rights and remedies Seller may have in equity or at law.

                                    ARTICLE V

                              CONDITIONS TO CLOSING

          SECTION 5.1 Conditions to the Obligations of Seller. All obligations
                      ---------------------------------------
of Seller hereunder are subject to the fulfillment prior to or at the Closing of each of the following conditions (any or all of which may be waived by Seller in its discretion):

               (a)  Performance. Each Buyer shall have performed in all material
                    -----------
respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date.

               (b)  Representations and Warranties. The representations and
                    ------------------------------
warranties of each Buyer contained in this Agreement and in any certificate or other writing delivered by each Buyer pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except to the extent such representations and warranties speak as of an earlier time) and each Buyer shall have delivered to Seller a certificate, executed by the President or any Vice President of such Buyer, dated the Closing Date, to such effect.

               (c)  Purchase Price. Buyers shall have paid the Purchase Price by
                    --------------
wire transfer in immediately available funds to Seller, provided, however, that
                                                        -----------------
while the Obligation remains outstanding, the Purchase Price shall be paid to the Escrow Agent in accordance with the terms and provisions of the Final Judgment.

          SECTION 5.2    Conditions to the Obligations of Buyers. All
                         ---------------------------------------
obligations of Buyers hereunder are subject to the fulfillment prior to or at the Closing of each of the following conditions (any or all of which may be waived by a Buyer. in its discretion):

               (a)  Performance. Seller shall have performed in all material
                    -----------
respects all of its obligations hereunder required by it at or prior to the Closing Date.

               (b)  Representations and Warranties. The representations and
                    ------------------------------
warranties of Seller contained in this Agreement and in any certificate or other writing delivered by Seller pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except to the extent such representations and warranties speak of an earlier time) and Seller shall have delivered to Buyers a certificate, executed by the President or any Vice President of Seller, dated the Closing Date, to such effect.

               (c)  Documentation. Seller shall have caused to be delivered to
                    -------------
Buyers certificates representing all of the Purchased Shares, together with duly endorsed stock transfer powers executed in blank.



                                   ARTICLE VI

                                   TERMINATION


          SECTION 6.1 Termination. This Agreement may be terminated and the
                      -----------
Contemplated Transactions may be abandoned at any time prior to the Closing by mutual written consent of Seller and Buyers.


                                   ARTICLE VII

                                  MISCELLANEOUS

          SECTION 7.1 Notices. (a) Any notice or other communication required or
                      -------
permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, telecopied or mailed (by registered or certified mail, postage prepaid) as follows:

                         (i)  if to Buyers:

                              Whitehill House
                              Newby Road Industrial Estate
                              Newby Road,
                              Hazel Grove
                              Stockport SK7 5DA
                              England
                              Telecopier: (011--441-61) 487-1508
                              Attention: Mr. Harold P. Chaffe

                         (ii) if to Seller:

                              Family Bargain Corporation
                              315 East 62nd Street
                              New York, New York 10021
                              Telecopier: (212) 593-4586
                              Attention: Mr. John A. Selzer


with a copy to:

                              Baer Marks & Upham LLP
                              805 Third Avenue
                              New York, New York 10022
                              Telecopier: (212) 702-5941
                              Attention: Joel M. Handel, Esq.


               (b) Each such notice or other communication shall be effective
(i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Section 8. l(a) (with confirmation of transmission) or (ii) if given by any other means, when delivered at the address specified in Section
8. l(a). Any party by notice given in accordance with this Section 8.1 to the other party may designate another address (or telecopier number) or Person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.


          SECTION 7.2 Entire Agreement. This Agreement (including the Schedules
                      ----------------
and Exhibits hereto) contains the entire agreement between the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.



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          SECTION 7.3 Waivers and Amendments; Non-Contractual Remedies;
                      ------------------------------------------------
Preservations of Remedies.  This Agreement may be amended, superseded,
- -------------------------
cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.


          SECTION 7.4 Governing Law.  This Agreement shall be governed and
                      -------------
construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws rules thereof.


          SECTION 7.5 Consent to Jurisdiction.  The parties hereto irrevocably;
                      -----------------------
(a) agree that any suit, action or other legal proceeding arising out of this agreement may be brought in the courts of the State of New York or the courts of the United States located in New York County, New York, (b) consent to the jurisdiction of each court in any such suit, action or proceeding, (c) waive any objection which they, or any of them, may have to the laying of venue of any such suit, action or proceeding in any of such courts, and (d) waives the right to a trial by jury in any such suit, action or other legal proceeding.


          SECTION 7.6 Binding Effect; No Assignment. This Agreement and all of
                      -----------------------------
its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned by a party without the express written consent of the others and any purported assignment, unless so consented to, shall be void and without effect. Nothing herein express or implied is intended or shall be construed to confer upon or to give anyone other than the parties hereto and their respective heirs, legal representatives and successors any rights or benefits under or by reason of this Agreement. Accordingly, no party that has not executed this Agreement shall have any right to enforce any of the provisions of this Agreement.



                                      - 9 -

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         SECTION 7.7 Severability. If any provisions of this Agreement for any
                     ------------
     reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been included herein.

         SECTION 7.8 Counterparts. The Agreement may be executed in any number
                     ------------
     of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                              SELLER:
                              ------

                              FAMILY BARGAIN CORPORATION


                                 --------------------------------------------
                                  Name:
                                  Title:

                              BUYERS:

                              MORGANA HOLDINGS INC.



                              By: /s/ Harold P. Chaffe
                                 -----------------------------------------------
                                  Name:   Harold P. Chaffe
                                  Title:  President

                              L'ANCRESSE HOLDINGS LTD.


                                  /s/ F.Y. Lelong
                                 -----------------------------------------------
                                 Name:    F. Y. Lelong
                                 Title:   President

                            EXHIBIT A
                            ---------


                       (Schedule of Buyers)



     Morgana Holdings Inc.                 _______ Shares



     L'Ancresse Holdings Inc.              _______ Shares


       Total                     =      153,846 SHARES